SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Gateway Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 888 Boylston Street, Suite 800 Boston, MA 02199 on December 4, 2017

        Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II, NATIXIS FUNDS TRUST IV,
LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, GATEWAY TRUST, AND NATIXIS ETF TRUST (the “Trusts”) JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 4, 2017

INSURANCE COMPANY DROP-IN

This Voting Instruction Card is solicited by the above referenced insurance company (the “Company”) for its contract holders and contract participants who hold unit values in the separate account of the Company that invests in the Fund (s), and who are entitled to instruct the company on how to vote shares held by the separate account.

The undersigned contract owner instructs the Company to vote, at the Joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Joint Proxy Statement.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED “FOR” THE PROPOSAL LISTED HEREIN UNLESS OTHERWISE INDICATED.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION  CARD USING THE ENCLOSED ENVELOPE. NAT_29185_101817_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Natixis ETF Trust Joint Special Meeting of Shareholders to Be Held on December 4, 2017.

The Joint Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/nat-29185

FUNDS	FUNDS	FUNDS

AEW Real Estate Fund

ASG Managed Futures Strategy Fund

Gateway Fund

Loomis Sayles Global Equity and Income Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Alpha Fund

McDonnell Intermediate Municipal Bond Fund

Natixis Oakmark Fund

Natixis Sustainable Future 2020 Fund

Natixis Sustainable Future 2035 Fund

Natixis Sustainable Future 2050 Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Value Opportunity Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Small Mid Cap Growth Fund

ASG Dynamic Allocation Fund

ASG Tactical U.S. Market Fund

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Global Growth Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Multi-Asset Income Fund

Loomis Sayles Strategic Income Fund

Mirova Global Green Bond Fund

Natixis Oakmark International Fund

Natixis Sustainable Future 2025 Fund

Natixis Sustainable Future 2040 Fund

Natixis Sustainable Future 2055 Fund

Vaughan Nelson Select Fund

Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Small Cap Growth Fund

Natixis Seeyond International Minimum Volatility ETF

ASG Global Alternatives Fund

Gateway Equity Call Premium Fund

Loomis Sayles Dividend Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Loomis Sayles Value Fund

Mirova Global Sustainable Equity Fund

Natixis Sustainable Future 2015 Fund

Natixis Sustainable Future 2030 Fund

Natixis Sustainable Future 2045 Fund

Natixis Sustainable Future 2060 Fund

Vaughan Nelson Small Cap Value Fund

Loomis Sayles Core Discipline Alpha Bond Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Small Cap Value Fund

Please detach at perforation before mailing.

If no specific instructions are provided, this voting instruction card will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” for the proposal.

1.	To elect thirteen nominees to the Board of Trustees of each Trust:								FOR	WITHHOLD	FOR ALL
									ALL	ALL	EXCEPT
	01.	Kevin Charleston	02.	Kenneth A. Drucker	03.	Edmond J. English	04.	David L. Giunta	☐	☐	☐
	05.	Richard A. Goglia	06.	Wendell J. Knox	07.	Martin T. Meehan	08.	Maureen B. Mitchell
	09.	Sandra O. Moose	10.	James P. Palermo	11.	Erik R. Sirri	12.	Peter J. Smail
	13.	Cynthia L. Walker

	INSTRUCTIONS: To withhold authority to vote for any individual trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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608999900109999999999

xxxxxxxxxxxxxx	NAT 29185	M xxxxxxxx	+